FEDERATED INDEX TRUST

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

                                 August 31, 1999

EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, Northwest

Washington, DC  20549

        RE:    FEDERATED INDEX TRUST
                 Federated Max-Cap Fund
                 Class C Shares
                 Federated Mini-Cap Fund
                 Class C Shares
                 (collectively, the "Funds")

             1933 Act File No. 33-33852
             1940 ACT File No. 811-6061

Dear Sir or Madam:

        This filing is being made pursuant to Rule 497(e) of the Securities Act of 1933.

        Effective September 1, 1999, the initial minimum investment for Class C Shares of the Funds will be changed from $10,000 to $1,500. Current Shareholders will be notified of this change in their next statement.

        The Funds' printed prospectuses, dated December 31, 1998, disclose that the minimum initial investment for Class C Shares is $1,500. On March 5, 1999, the Funds' printed prospectuses were supplemented pursuant to Rule 497(e) to increase the minimum initial investment from $1,500 to $10,000. (Accession Number : 000861469-99-000003). As noted above, on September 1, 1999, the minimum initial investment will be reduced to the original amount of $1,500 (the amount disclosed in the Funds' printed prospectuses) and the distributor of the Funds, Federated Securities Corp., will stop all distribution of the supplement as the supplement will no longer be in effect.

        If you have any questions regarding this filing, please call me at (412) 288-1097.

                                                          Very truly yours,

                                                          /s/ Heather M. Aland
                                                          Heather M. Aland